Exhibit 99.1

AGREEMENT

This Agreement (this “Agreement”) is made and entered into as of March 29, 2017 by and between PICO Holdings, Inc. (“PICO”) and UCP, Inc. (“UCP”) (each of PICO and UCP, a “Party” to this Agreement, and together, the “Parties”).

RECITALS

WHEREAS, on February 6, 2017, PICO submitted to UCP a written notice (the “Notice”) pursuant to the current Amended and Restated Bylaws of UCP (the “UCP Bylaws”) of (i) the nomination by PICO of Eric H. Speron and Keith M. Locker for election to the Board of Directors of UCP (the “UCP Board”) at the forthcoming 2017 Annual Meeting of Stockholders of UCP (the “2017 Annual Meeting”) and (ii) various governance related proposals to be voted upon at the 2017 Annual Meeting;

WHEREAS, as of the date hereof, PICO and UCP have determined to come to an agreement with respect to the matters set forth in the Notice, among other things, as provided in this Agreement; and

WHEREAS, attached hereto as Exhibit A is a form of Amended and Restated Certificate of Incorporation of UCP (the “Amended Charter”) and attached hereto as Exhibit B is a form of Amended and Restated Bylaws of UCP (the “Amended Bylaws”), each of which incorporates proposed amendments to the current Amended and Restated Certificate of Incorporation of UCP (the “UCP Charter”) and the UCP Bylaws, respectively, to address the Governance Proposals (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.	Proxy Proposals.

(a)Board Nominations.

(i)UCP shall (A) increase the authorized number of directors on the UCP Board from six to seven, effective as of immediately prior to the 2017 Annual Meeting and (B) nominate Eric H. Speron, Keith M. Locker and Kathleen R. Wade (the “Director Nominees”) as the slate of directors to be elected at the 2017 Annual Meeting to serve as directors of UCP with a term expiring at UCP’s 2020 Annual Meeting of Stockholders (subject to Section 1(b) below). The Parties acknowledge that, prior to the date hereof, Keith M. Locker has (x) agreed to serve on the UCP Board, (y) completed and executed all questionnaires, agreements and other materials required by the UCP Bylaws and requested by UCP of director candidates and (z) has provided the information that is required to be disclosed for candidates for directors in a proxy statement and similar documents under the securities laws applicable to UCP and/or the rules and regulations of the New York Stock Exchange. Furthermore, the Parties acknowledge that, prior to the date hereof, Keith M. Locker has agreed, upon election as a director of UCP, to comply with all policies, codes of conduct, confidentiality obligations, securities trading policies, director qualification requirements and codes of ethics generally applicable to all of UCP’s non-management directors.

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the election of each of the Director Nominees, at the 2017 Annual Meeting.

(iii)Except as otherwise contemplated by Section 1(a)(i) above, at any time prior to the 2017 Annual Meeting, UCP shall not increase or decrease the authorized number of directors on the UCP Board.

(iv)Promptly following the election of Eric H. Speron and Keith M. Locker as directors on the UCP Board at the 2017 Annual Meeting, the UCP Board shall appoint Mr. Speron as a member of the Compensation Committee of the UCP Board and Mr. Locker as a member of the Nominating and Corporate Governance Committee of the UCP Board.

(b)Declassification Proposal.

(i)UCP shall include in its Definitive Proxy Statement for the 2017 Annual Meeting (the “UCP Proxy Statement”) a proposal seeking stockholder approval to amend the UCP Charter for the purpose of declassifying the UCP Board, as set forth in Section 5.02(b) of the Amended Charter (the “Declassification Proposal”).

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the approval of the Declassification Proposal, at the 2017 Annual Meeting.

(iii)In connection with the Declassification Proposal, concurrently with the execution of this Agreement and as a condition to its effectiveness, an irrevocable conditional resignation letter in the form attached hereto as Exhibit C shall be executed by each of the signatories thereto.

(c)Special Meeting Proposal.

(i)UCP shall include in the UCP Proxy Statement a proposal seeking stockholder approval to amend the UCP Bylaws for the purpose of providing that a special meeting of stockholders of UCP can be called upon proper written request or requests given by or on behalf of one or more persons who beneficially own at least twenty five percent of the voting power of all outstanding shares of UCP’s Common Stock, as set forth in Section 2.2 of the Amended Bylaws (the “Special Meeting Proposal”).

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the approval of the Special Meeting Proposal, at the 2017 Annual Meeting.

(d)Written Consent Proposal.

(i)UCP shall include in the UCP Proxy Statement a proposal seeking stockholder approval to amend the UCP Charter and the UCP Bylaws for the purpose of providing that any action required or permitted to be taken at any annual or special meeting of stockholders may be taken by written consent, as set forth in Article VI of the Amended Charter and Section 2.12 of the Amended Bylaws (the “Written Consent Proposal”).

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the approval of the Written Consent Proposal, at the 2017 Annual Meeting.

(e)Director Removal Proposal.

(i)UCP shall include in the UCP Proxy Statement a proposal seeking stockholder approval to amend the UCP Charter for the purpose of providing for the removal of a member of the UCP Board with or without cause by stockholders, as set forth in Section 5.03 of the Amended Charter (the “Director Removal Proposal”).

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the approval of the Director Removal Proposal, at the 2017 Annual Meeting.

(f)Bylaw Amendment Proposal.

(i)UCP shall include in the UCP Proxy Statement a proposal seeking stockholder approval to amend the UCP Bylaws for the purpose of amending the vote required for UCP’s stockholders to alter, amend or repeal any provision of the UCP Bylaws, as set forth in Section 8.4 of the Amended Bylaws (the “Bylaw Amendment Proposal”, and together with the Declassification Proposal, the Special Meeting Proposal, the Written Consent Proposal, and the Director Removal Proposal, the “Governance Proposals”).

(ii)The UCP Board shall recommend, and UCP shall support and solicit proxies for, the approval of the Bylaw Amendment Proposal, at the 2017 Annual Meeting.

(g)Vote Thresholds. The UCP Proxy Statement shall provide that approval of each Governance Proposal at the 2017 Annual Meeting shall require, in addition to the requisite vote necessary under applicable law, the UCP Bylaws and the UCP Charter, “for” votes from a majority of the outstanding voting power of UCP held by UCP stockholders other than PICO (a “Majority of the Minority Vote”). Notwithstanding anything to the contrary in this Agreement, (i) the resolutions adopted by the UCP Board approving, and recommending that the stockholders of UCP vote in favor of, each of the Governance Proposals may provide that, notwithstanding authorization by the stockholders of UCP in accordance with any other or lesser vote required under applicable law, the UCP Charter or the UCP Bylaws, the UCP Board may abandon without further action by the stockholders of UCP any such Governance Proposal that is not approved by a Majority of the Minority Vote at the 2017 Annual Meeting and (ii) UCP shall not be in breach of this Agreement if UCP does not file the Amended Charter with the office of the Secretary of State of the State of Delaware, or cause the Amended Bylaws to be duly adopted, in either case in respect of any terms or provisions therein relating to any Governance Proposal that is not approved by a Majority of the Minority Vote at the 2017 Annual Meeting.

2.Voting Agreement.

(a)2017 Annual Meeting.

(i)PICO agrees that it shall appear in person or by proxy at the 2017 Annual Meeting and vote all securities of UCP owned beneficially or of record by PICO entitled to vote generally in the election of directors of UCP (“Voting Securities”) (A) in favor of each of the Director Nominees, and (B) in favor of each Governance Proposal.

(ii)PICO agrees that it shall not (i) solicit proxies for the approval of the proposals set forth in the Notice at the 2017 Annual Meeting, (ii) present the proposals set forth in the Notice for a vote by the UCP stockholders at the 2017 Annual Meeting, (iii) nominate or recommend for nomination any person for election at the 2017 Annual Meeting, directly or indirectly (other than pursuant to this Agreement) or (iv) submit any proposal for consideration at, or bring any other business before, the 2017 Annual Meeting, directly or indirectly (other than pursuant to this Agreement).

(iii)PICO hereby withdraws the Notice, which for all purposes of the UCP Bylaws shall hereafter be of no further force and effect as if never made, and acknowledges that UCP is relying to its detriment on such withdrawal of the Notice in entering into this Agreement.

(b)Independent Directors. Subject to and conditioned only upon the approval of an amendment to Section 5.02(b) of the UCP Charter for the purpose of declassifying the UCP Board, by the requisite vote set forth in the UCP Proxy Statement, at every meeting of the stockholders of UCP called with respect to the election of directors to or removal of directors from the UCP Board, and on every action or approval by written consent of the stockholders of UCP or in any other circumstance in which the vote, consent or approval of the stockholders of UCP is sought with respect to the election of directors to or removal of directors from the UCP Board, PICO shall appear at the meeting or otherwise cause any and all Voting Securities that PICO owns beneficially or of record to be counted as present thereat for purposes of establishing a quorum and shall vote (or cause to be voted) such Voting Securities or give consent with respect thereto, or cause consent to be given with respect thereto, such that, at all times, at least three members of the UCP Board are Independent (as defined below). For purposes of this Section 2(b), the term “Independent” shall mean an individual who is (i) independent with respect to UCP under the rules of the New York Stock Exchange, or the rules of any other exchange on which UCP’s securities are then listed, and (ii) independent of PICO and its affiliates; provided that the nomination of an individual by PICO to serve as a member of the UCP Board shall not, by itself, cause such individual to be deemed not Independent. For the avoidance of doubt, in the event that the requisite stockholders do not approve an amendment to Section 5.02(b) of the UCP Charter for the purpose of declassifying the UCP Board at the 2017 Annual Meeting, this Section 2(b) shall automatically become null and void and the obligations set forth herein shall automatically expire effective as of immediately following the 2017 Annual Meeting.

3.Representations and Warranties of PICO.

PICO represents and warrants to UCP that (a) PICO has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by PICO, constitutes a valid and binding obligation and agreement of PICO, and is enforceable against PICO in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by PICO does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to PICO, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement to which PICO is a party or by which it is bound.

4.	Representations and Warranties of UCP.

UCP represents and warrants to PICO that (a) UCP has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by UCP, constitutes a valid and binding obligation and agreement of UCP, and is enforceable against UCP in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by UCP does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to UCP, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement to which UCP is a party or by which it is bound.

5.	Press Release; Form 8-K.

Promptly following the execution of this Agreement, UCP shall issue a mutually agreeable press release (the “Press Release”) announcing this Agreement in the form attached hereto as Exhibit D. Prior to the issuance of the Press Release and subject to the terms of this Agreement, neither UCP nor PICO shall issue any press release or make public announcement regarding this Agreement or the matters contemplated hereby without the prior written consent of the other Party. No later than four business days following the execution of this Agreement, UCP and PICO shall each file a Current Report on Form 8-K with the Securities and Exchange Commission reporting entry into this Agreement and appending or incorporating by reference this Agreement as an exhibit thereto.

6.	Specific Performance.

Each of UCP, on the one hand, and PICO, on the other hand, acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that UCP, on the one hand, and PICO, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and the other Party hereto shall not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 6 is not the exclusive remedy for any violation of this Agreement.

7.	Expenses.

Each of PICO and UCP shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution, and effectuation of this Agreement and the transactions contemplated hereby, including, but not limited to attorneys’ fees incurred in connection with the negotiation and execution of this Agreement and all other activities related to the foregoing.

8.	Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that the Parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the Parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or enforceable by a court of competent jurisdiction.

9.	Notices.

Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is confirmed orally or by email by the receiving Party); (c) upon confirmation of receipt, when sent by email (provided such confirmation is not automatically generated); or (d) two (2) business days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same, and receipt is timely confirmed by such delivery service. The addresses and facsimile numbers for such communications shall be:

If to PICO:

Pico Holdings, Inc.
7979 Ivanhoe Avenue, Suite 300
La Jolla, CA 92037
Attention: Maxim C. W. Webb, President and Chief Executive Officer
Facsimile: 858-456-6480
Email: mwebb@picoholdings.com

with a copy (which shall not constitute notice) to:

Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Jason L. Kent
Facsimile: 858-550-6420
E-mail: jkent@cooley.com

If to UCP:

UCP, Inc.
99 Almaden Boulevard, Suite 400
San Jose, California 95113
Attention: Dustin L. Bogue, President and Chief Executive Officer
Facsimile: [_____________]
Email: dbogue@unioncommunityllc.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Stephen P. Lamb
Jeffrey D. Marell
Facsimile:(302) 397-2746
(212) 492-0105
Email:     slamb@paulweiss.com
jmarell@paulweiss.com

10.	Applicable Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the Parties hereto hereby agrees that service of process upon such Party in any action or proceeding with respect to this Agreement shall be effective if given in accordance with Section 9 of this Agreement or in such other manner as may be permitted by applicable law.

11.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

12.	Entire Agreement; Amendment and Waiver; Successors and Assigns; Third Party Beneficiaries.

This Agreement contains the entire understanding of the Parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings between the Parties other than those expressly set forth herein. No modifications of this Agreement can be made except in writing signed by an authorized representative of PICO and UCP. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The terms and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties hereto and their respective successors, heirs, executors, legal representatives, and permitted assigns. No Party shall assign this Agreement or any rights or obligations hereunder without, with respect to UCP, the prior written consent of PICO, and with respect to PICO, the prior written consent of UCP. This Agreement is solely for the benefit of the Parties and is not enforceable by any other persons or entities.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb
Name: Maxim C. W. Webb
Title: President and Chief Executive Officer

UCP, INC.

By: /s/ Dustin L. Bogue
Name: Dustin L. Bogue
Title: President and Chief Executive Officer

EXHIBIT A

AMENDED CHARTER

A 1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UCP, INC.
(a Delaware corporation)
UCP, Inc. was incorporated by the filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware on May 7, 2013. This Amended and Restated Certificate of Incorporation of UCP, Inc., which amends, restates and integrates the provisions of the Original Certificate of Incorporation as heretofore previously amended or supplemented, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE I
NAME
The name of the corporation is UCP, Inc. (hereinafter called the “Corporation”).
ARTICLE II
REGISTERED OFFICE
The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
STOCK
Section 4.01    Authorized Stock. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is (A) 501,000,000 shares of common stock, divided into 500,000,000 shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”) and 1,000,000 shares of Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”); and (B) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

A 2

Section 4.02    Common Stock.
(a)    Voting.
(i)    Except as otherwise provided (i) by the DGCL, (ii) by Section 4.03 of this Article IV, or (iii) by resolutions, if any, of the Board of Directors of the Corporation (“Board of Directors”) fixing the relative powers, preferences and rights and the qualifications, limitations or restrictions of the Preferred Stock, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Class A Common Stock and the Class B Common Stock, voting together as a single class. Each share of Class A Common Stock shall have one vote upon all matters to be voted on by the holders of the Common Stock and each share of Class B Common Stock shall have, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such holder, a number of votes upon all matters to be voted on by the holders of the Common Stock that is equal to the product of (x) the total number of UCP, LLC Series A Units (as designated in the Second Amended and Restated Limited Liability Company Operating Agreement of UCP, LLC dated on or about July 17, 2013 and as amended from time to time, by and between the Corporation and PICO Holdings, Inc. (“PICO”)), held of record by such holder multiplied by (y) the Exchange Rate (as defined in the Exchange Agreement dated on or about July 17, 2013 as amended from time to time, by and among the Corporation, UCP, LLC and PICO (the “Exchange Agreement”)). Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Class A Common Stock and Class B Common Stock, as a single class with such holders of Preferred Stock).
(b)    Dividends. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, each share of Class A Common Stock shall be entitled to receive and share equally in all dividends paid out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors. Dividends and other distributions shall not be declared or paid on the Class B Common Stock.
(c)    Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of the dissolution, liquidation or winding up of the Corporation.
(d)    Retirement of Class B Common Stock. In the event that no UCP, LLC Series A Units remain exchangeable for shares of Class A Common Stock, the Class B Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that any outstanding share of Class B Common Stock shall cease to be held by a holder of a UCP, LLC Series A Unit, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and thereupon shall be retired.
(e)    Exchange of UCP, LLC Series A Units for Class A Common Stock. Pursuant to and in accordance with the Exchange Agreement, UCP, LLC Series A Units may be exchanged for Class A Common Stock in accordance with the Exchange Agreement. The Corporation covenants that it will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon exchange of the outstanding UCP, LLC Series A Units for Class A Common Stock, such number of shares of Class A Common Stock that are issuable upon any such exchange; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such exchange by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that all shares of Class A Common Stock issued upon any such exchange will, upon issuance, be validly issued, fully paid and non-assessable.
Section 4.03    Preferred Stock. The Preferred Stock may be issued at any time and from time to time in one or more series. Subject to the provisions of this Amended and Restated Certificate of Incorporation, the Board of Directors is authorized to fix from time to time by resolution or resolutions the number of shares of any class or series of Preferred Stock, and to determine the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of any such class or series. Further, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such class or series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any such class or series subsequent to the issuance of shares of that class or series.

A 3

ARTICLE V
BOARD OF DIRECTORS
Section 5.01    Powers. Except as otherwise expressly provided by the DGCL or this Amended and Restated Certificate of Incorporation, the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.
Section 5.02    Number of Directors; Election; Term.
(a)    Subject to the rights and preferences of any series of outstanding Preferred Stock, the number of directors constituting the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.
(b)    Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, upon the effectiveness of this Amended and Restated Certificate of Incorporation, the Board of Directors shall cease to be classified as provided in Section 141(d) of the DGCL and the directors elected at each annual meeting of stockholders shall be elected for a term expiring at the next annual meeting of stockholders.
(c)    Notwithstanding the foregoing provisions of this Section, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal.
(d)    There shall be no cumulative voting in the election of directors. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.
(e)    Notwithstanding any of the other provisions of this Article V, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the certificate of designation for such series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Article V unless expressly provided by such terms. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of this Article V, then upon commencement and for the duration of the period during which such right continues; (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to such provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to such director’s earlier death, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such series of stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation or removal of such additional directors, shall forthwith terminate, and the total authorized number of directors of the Corporation shall be reduced accordingly.
(f)    Advance notice of stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.
Section 5.03    Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, any director may be removed from office by the stockholders with or without cause; provided, however, at any time when any person (together with his, her or its affiliates) beneficially owns, in the aggregate, thirty-five percent (35%) or more of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, the affirmative vote of holders of seventy-five percent (75%) of the voting power of the outstanding shares of Common Stock shall be necessary to remove a director without cause.

A 4

ARTICLE VI
STOCKHOLDER ACTION
Subject to compliance with applicable law and the Bylaws of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting if a consent or consents in writing, solicited, executed and delivered in accordance with the Bylaws of the Corporation and applicable law, setting forth the action so taken, shall be signed and delivered to the Corporation and not revoked by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted.
ARTICLE VII
[Reserved]
ARTICLE VIII
EXISTENCE
The Corporation shall have perpetual existence.
ARTICLE IX
AMENDMENT
Section 9.01    Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.
Section 9.02    Amendment of Bylaws. The Bylaws of the Corporation may be altered, changed or repealed, and new Bylaws made, by the majority vote of the whole Board of Directors.
ARTICLE X
LIABILITY OF DIRECTORS
Section 10.01    Personal Liability. To the fullest extent elimination or limitation of personal liability of directors is permitted by the DGCL, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.
Section 10.02    Indemnification. Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL. The right to indemnification conferred in this Article X shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The rights to indemnification and advancement conferred in this Article X shall be contract rights and shall become vested by virtue of the director’s or officer’s service at the time when the state of facts giving rise to the claim occurred. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL.
Section 10.03    Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.

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Section 10.04    Non-Exclusivity. The rights and authority conferred in this Article X shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.
Section 10.05    Applicability. Neither the amendment nor repeal of this Article X, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall eliminate or reduce the effect of this Article X in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification. Any vested rights to indemnification or advancement hereunder may not be amended or otherwise modified or limited without the express written consent of the affected director.
ARTICLE XI
BUSINESS OPPORTUNITIES
Section 11.01    Business Opportunities. To the fullest extent permitted by the DGCL and except as may be otherwise expressly agreed in writing by the Corporation and PICO or any affiliate or subsidiary thereof (other than the Corporation, UCP, LLC and their respective subsidiaries) the Corporation, on behalf of itself and its subsidiaries (including UCP, LLC), renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any business opportunity that may be from time to time presented to PICO or any of its officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries (other than the Corporation, UCP, LLC and their respective subsidiaries) and that may be a business opportunity for PICO or any of its affiliates and subsidiaries, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person, acting in good faith, pursues or acquires any such business opportunity, directs any such business opportunity to another person or fails to present any such business opportunity, or information regarding any such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, any such business opportunity is expressly offered to such director or officer solely in his or her capacity as a director or officer of the Corporation. Neither PICO nor any of its affiliates or subsidiaries (other than the Corporation, UCP, LLC and their respective subsidiaries) shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries.
Section 11.02    Termination. The provisions of this Article XI shall have no further force or effect with respect to PICO or any of its affiliates or subsidiaries on the date that no person who is a director or officer of the Corporation is also a director, officer, member, partner or employee of PICO or any of their affiliates or subsidiaries. Neither the alteration, amendment or repeal of this Article XI nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article XI nor the termination of applicability pursuant to the immediately preceding sentence shall eliminate or reduce the effect of this Article XI in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article XI, would accrue or arise, prior to such alteration, amendment, repeal, adoption or termination.
Section 11.03    Deemed Notice. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
ARTICLE XII
DGCL SECTION 203 AND BUSINESS COMBINATIONS
Section 12.01    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
Section 12.02    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below) with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)    prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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(b)    upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares of voting stock outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c)    at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting power of all outstanding voting shares of the Corporation which are not owned by the interested stockholder.
Section 12.03    The restrictions contained in Section 12.02 shall not apply if:
(a)    the Corporation does not have a class of voting stock that is: (i) listed on a national securities exchange; or (ii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder; or
(b)    a stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership.
Section 12.04    For purposes of this Article XII, references to:
(a)    “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(b)    “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)    “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)    any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 12.02 is not applicable to the surviving entity;
(ii)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)    any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of any security exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)-(E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation;

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(iv)    any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or of securities exercisable for, exchangeable for or convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(v)    any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)    “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(e)    “Existing Holder” means PICO and its affiliates and subsidiaries.
(f)    “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (A) the Existing Holder or any of its affiliates or successors, or any “group”, or any members of such group, to which such persons are a party under Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided, in the case of this clause (B), that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g)    “person” means any individual, corporation, partnership, unincorporated association or other entity.
(h)    “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(i)    “voting stock” means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.
(j)    “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(i)    beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act, as amended or any successor provision) such stock, directly or indirectly;

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(ii)    has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or
(iii)    has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (l)(ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed, signed and acknowledged by the undersigned as of the date set forth below.
Dated: [●], 2017
UCP, INC.

By:

Name:	[●]

Title:	[●]

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EXHIBIT B

AMENDED BYLAWS

B 1

AMENDED AND RESTATED BYLAWS
OF
UCP, INC.
(Adopted as of [●], 2017)

ARTICLE I
Offices
Section 1.1    Registered Offices. The registered office of UCP, Inc. (the “Corporation”) in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.
Section 1.2    Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
Section 1.3    Books. The books of the Corporation may be kept within or without of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
Stockholders Meetings
Section 2.1    Annual Meetings.
(a)    An annual meeting of stockholders shall be held for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these Bylaws at such date, time and place, if any, as may be fixed by resolution of the Board of Directors of the Corporation from time to time.
(b)    Only such business (other than stockholder nominations of directors, which shall be made in compliance with, and shall be exclusively governed by, Section 3.1(a)) shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.1 and at the time of the annual meeting of stockholders, who is entitled to vote at the meeting on any such business and who has complied with the notice and other requirements set forth in these Bylaws; clause (iii) shall be the exclusive means for a stockholder to submit such business (other than proposals properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of the meeting, which proposals are not governed by these Bylaws) before an annual meeting of stockholders.
(c)    For business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.1(b)(iii), the stockholder must have given timely written notice thereof to the Secretary of the Corporation as hereinafter provided and such proposal must otherwise be a proper subject for action by the Corporation’s stockholders. To be timely, a stockholder’s written notice shall set forth all information required under this Section 2.1(c) and shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period for the giving of stockholder’s notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 2.1(c) shall set forth:

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(i)
as to each matter the stockholder proposes to bring before the meeting, (A) a description of the proposal or business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, and (C) any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(ii)	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal of business on the date of such stockholder’s notice;

(iii)	as to the stockholder giving the notice and any Stockholder Associated Person:
(A)    the class or series and number of shares of capital stock or other securities of the Corporation (collectively, “Company Securities”), if any, which are owned beneficially or of record by such person, the date(s) on which such Company Securities were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,
(B)    the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such person,
(C)    whether and the extent to which such person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (x) manage risk or the benefit of changes in the price of Company Securities for such person, or (y) increase or decrease the voting power of such person in the Corporation disproportionately to such person’s economic interest in the Company Securities; and
(D)    a representation that such stockholder or Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

(iv)	as to the stockholder giving the notice or any Stockholder Associated Person with an interest or ownership referred to in clause (i) or clause (iii)(C) of this Section 2.1(c):
(A)    the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person, and
(B)    the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)
as to the stockholder giving the notice and any Stockholder Associated Person, a description of all arrangements or understandings between such person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such beneficial owner in such business, including any anticipated benefit to the stockholder or such beneficial owner therefrom; and

(vi)
as to the stockholder giving the notice and any Stockholder Associated Person, a representation that such person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting (the information described in clauses (iii) through (vi), the “Proposing Stockholder Information”).

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(d)    Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present business proposed by such stockholder pursuant to Section 2.1(c), such proposed business shall not be transacted, even though proxies in respect of such vote may have been received by the Corporation. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in Section 2.1. The chairman of the meeting at which any business is proposed by a stockholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of Section 2.1(c), and in such event, the business not properly before the meeting shall not be transacted.
Section 2.2    Special Meetings.
(a)    Special meetings of stockholders may be called at any time by, and only by, (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer (or if there is no Chief Executive Officer, the President), (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then in office or (iv) solely to the extent required by Section 2.2(b), the Secretary. Business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to the Corporation’s notice of meeting.
(b)    Subject to Section 2.2(d)-(f), a special meeting of stockholders shall be called by the Secretary upon proper written request or requests (each, a “Meeting Request”) given by or on behalf of one or more persons (each, a “Requesting Stockholder”) who beneficially own at least twenty-five percent (25%) of the voting power of all outstanding shares of Common Stock of the Corporation (the “Required Percent”). The record date for determining stockholders, or beneficial owners, as applicable, entitled to request a special meeting shall be the date on which the first Meeting Request for such special meeting was received by the Secretary in the manner required by the preceding sentence.
(c)    To be in proper form, a Meeting Request shall be signed by the Requesting Stockholder or Requesting Stockholders submitting such Meeting Request, shall be delivered or mailed to and received by the Secretary at the principal executive offices of the Corporation and shall set forth: (i) a statement of the specific purpose of the meeting and the matters proposed to be acted on at the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each such Requesting Stockholder; (ii) the name and address of each such Requesting Stockholder as it appears on the Corporation’s stock ledger (or, with respect to all shares to be included in the Required Percent that are beneficially owned but not of record by each such Requesting Stockholder, the name of each broker, bank or custodian (or similar entity) of each such Requesting Stockholder with respect to such shares); (iii) the number of shares of Common Stock owned of record and beneficially by each such Requesting Stockholder; and (iv) all other information that would be required for a stockholder to propose business pursuant to Section 2.1(c) or make nominations of directors pursuant to Section 3.1(a), as applicable, at an annual meeting, with all references in such Sections to the “annual meeting” instead referring to the “special meeting” being requested. The requirement set forth in clause (iv) of the immediately preceding sentence shall not apply to (A) any stockholder, or beneficial owner, as applicable, who has provided a written request solely in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Exchange Act Schedule 14A or (B) any stockholder of record that is a broker, bank or custodian (or similar entity) and is acting solely as nominee on behalf of a beneficial owner. Except as otherwise provided in this Section 2.2(c), Section 2.1 (in the case of all matters to be considered at a special meeting of Stockholders other than Director nominations) and Section 3.1 (in the case of Director nominations) shall apply with respect to stockholder-requested special meetings as if the special meeting were the annual meeting referred to in such Sections.
(d)    A Requesting Stockholder may revoke its Meeting Request at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked Meeting Requests from less than the Required Percent, the Board of Directors, in its discretion, may cancel the special meeting of the stockholders or may declare that the matters proposed to be acted on as stated in the Meeting Request were not properly brought before the meeting and shall not be considered at the meeting.
(e)    A special meeting requested by stockholders shall be held at such date, time and place, if any, within or without the state of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the receipt by the Secretary in the manner required by Section 2.2(c) of Meeting Requests from the Required Percent.

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(f)    Notwithstanding anything to the contrary in this Section 2.2:

(i)
A special meeting requested by Stockholders shall not be held if either (A) the Board of Directors has called or, within 90 days after the receipt of the first Meeting Request, calls for an annual meeting of stockholders and the purpose of such annual meeting includes (among any other matters properly brought before the meeting) the purpose specified in the Meeting Request or (B) an annual or special meeting of stockholders was held not more than 12 months before the first Meeting Request was received by the Secretary which included the purpose specified in such Meeting Request; and

(ii)
Nothing herein shall prohibit the Board of Directors from including in the Corporation’s notice of any special meeting of stockholders called by the Secretary additional matters to be submitted to the stockholders at such meeting not included in the Meeting Request in respect of such meeting.

Section 2.3    Notice of Meetings. A written notice of each annual or special meeting of stockholders shall be given stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Corporation’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) or these Bylaws, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, personally, by mail or, to the extent and in the manner permitted by applicable law, electronically. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.
Section 2.4    Adjournments. Any annual or special meeting of stockholders may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 2.3. If the Board of Directors shall fix a new record date for determination of stockholders entitled to vote at an adjourned meeting, the Board of Directors shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as the record date determined for stockholders entitled to vote at the adjourned meeting.
Section 2.5    Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding classes of stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.
Section 2.6    Conduct; Remote Communication.
(a)    Meetings of stockholders shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

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(b)    If authorized by the Board of Directors in accordance with these Bylaws and applicable law, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (1) participate in a meeting of stockholders and (2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.
Section 2.7    Voting.
(a)    Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 2.9 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all classes of stock entitled to vote on such question which are present in person or by proxy at the meeting.
(b)    Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the bylaws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.
(c)    Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.
(d)    A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee’s proxy, may represent such shares and vote thereon.
(e)    If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one vote, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.
(f)    Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 2.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

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Section 2.8    Proxies.
(a)    Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.
(b)    A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder’s authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (each, a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.
(c)    Any inspector or inspectors appointed pursuant to Section 2.9 of these Bylaws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined that a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.
Section 2.9    Voting Procedures and Inspectors of Elections.
(a)    If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an “Inspector,” and collectively the “Inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.
(b)    The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the Inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.
(c)    The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

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(d)    In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 2.8 of these Bylaws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 2.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors’ belief that such information is accurate and reliable.
Section 2.10    Fixing Date of Determination of Stockholders of Record.
(a)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by law, be not more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors in respect of a meeting, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is so fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(c)    Subject to Section 2.12, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, unless otherwise required by the Certificate of Incorporation or applicable law, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date was adopted by the Board of Directors and shall not be more than ten (10) days after the date on which the record date was fixed by the Board of Directors. Subject to Section 2.12, if no such record date is fixed, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board of Directors is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors takes such prior action.

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Section 2.11    List of Stockholders Entitled to Vote. The Secretary shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall be open to the examination of any stockholder during the whole time thereof on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.
Section 2.12    Written Consent of Stockholders Without a Meeting.
(a)    Any stockholder or beneficial owner of Common Stock seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation at its principal executive offices, request that a record date be fixed for such purpose. The written notice shall contain a description of the action that such person proposes to take by written consent, including the text of any proposal to be submitted to stockholders. The Board of Directors shall have ten (10) days following the date of receipt of the notice to determine the validity of the request. During the ten (10) day period, the Corporation may require the stockholder or beneficial owner, as applicable, requesting such record date to furnish such other information as the Corporation may reasonably require to determine the validity of the request for a record date. Following the determination of the validity of the request, and no later than ten (10) days after the date on which such request is received by the Corporation, the Board of Directors may adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to Section 2.10), which record date shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If no record date has been fixed by the Board of Directors by ten (10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be as specified in Section 2.10(c).
(b)    Every written consent purporting to take or authorizing the taking of corporate action (each such written consent, a “Consent”) shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated Consent delivered in the manner required by this Section, Consents signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are so delivered to the Corporation, and not revoked.
(c)    A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.

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(d)    In the event of the delivery to the Corporation of a Consent, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the Consent. For the purpose of permitting the inspectors to perform such review, no Consent shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked Consents delivered to the Corporation in accordance with this Section 2.12 and applicable law have been obtained to authorize or take the action specified in the Consent, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 2.12 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent, whether before or after such certification by the independent inspectors, or to take any other action (including the commencement, prosecution or defense of any litigation with respect thereto and the seeking of injunctive relief in such litigation). If after such investigation the independent inspectors shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records.
ARTICLE III
Board of Directors
Section 3.1    Election; Resignation; Number of Directors; Vacancies.
(a)    Except as provided in the Investor Rights Agreement dated July 23, 2013 by and among the Corporation and the parties thereto (the “Investor Rights Agreement”), only persons who are nominated in accordance with the procedures set forth in this Section 3.1(a) shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made only at a meeting of stockholders properly called for the election of directors and only by the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (a). Any nomination by a stockholder (other than pursuant to the Investor Rights Agreement) must be made by timely written notice to the Secretary as hereinafter provided. To be timely, a stockholder’s written notice shall set forth all information required under this Section 3.1(a) and shall be delivered or mailed to and received at the principal executive offices of the Corporation: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the first anniversary of the immediately preceding year’s annual meeting date, written notice by a stockholder in order to be timely must be received not earlier than the 120th day before the date of such annual meeting and not later than the later of the 90th day before the date of such annual meeting, as originally convened, or the close of business on the tenth day following the day on which the first public disclosure of the date of such annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of such special meeting was made. In no event shall the public disclosure of an adjournment or postponement of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary delivered pursuant to this Section 3.1(a) shall set forth:

(i)
as to each person whom the stockholder proposes to nominate for election or re-election as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder; and

(ii)	as to the stockholder giving the notice and any Stockholder Associated Person, the Proposing Stockholder Information with respect to such person.

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Such notice shall be accompanied by a written representation and agreement, in the form provided by the Secretary upon written request, executed by the Proposed Nominee, that such Proposed Nominee (i) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, (ii) consents to being named as a nominee and to serve as a director if elected, (iii) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Proposed Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such Proposed Nominee’s ability to comply, if elected as a director of the Corporation, with such Proposed Nominee’s fiduciary duties under applicable law and (iv) would be in compliance if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary (in accordance with any applicable time periods prescribed for delivery of notice under these Bylaws) that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
Notwithstanding anything in this Section 3.1(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public disclosure of such action at least 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the immediately preceding year’s annual meeting, a stockholder’s notice required by this Section 3.1(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the tenth day following the day on which such public disclosure is first made by the Corporation.
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.1(a) or the Investor Rights Agreement. Unless otherwise required by law, if a stockholder (or qualified representative) does not appear at the meeting of stockholders to present a nomination proposed by such stockholder pursuant to this Section 3.1(a), such nomination shall be disregarded, even though proxies in respect of such vote may have been received by the Corporation. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by this Section 3.1 (a), and, in such event, the defective nomination shall be disregarded.
(b)    Any director may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. A resignation shall take effect when the resignation is delivered to the officer to whom it is directed unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events, without any need for its acceptance. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.
(c)    Subject to the rights and preferences of any series of outstanding Preferred Stock (as defined in the Certificate of Incorporation), the number of directors constituting the whole Board of Directors shall be not fewer than three (3) and shall be fixed from time to time solely by resolution adopted by affirmative vote of a majority of such directors then in office and may not be fixed by any other person or persons, including stockholders.
(d)    Subject to the rights and preferences of any series of outstanding Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law, be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if such a majority is less than a quorum of the Board of Directors, or by a sole remaining director, and shall not be filled by any other person or persons, including stockholders; provided, however, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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Section 3.2    Regular Meetings. Unless otherwise determined by the Board of Directors, a regular annual meeting of the Board of Directors shall be held, without call or notice, immediately after and, if the annual meeting of stockholders is held at a place, at the same place as the annual meeting of stockholders, for the purpose of electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.
Section 3.3    Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Secretary or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.
Section 3.4    Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or, in his or her absence, by the Chief Executive Officer, or in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.
Section 3.5    Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.6    Committees. The Board of Directors may, by resolution, designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in these Bylaws or in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.
Section 3.7    Telephonic Meetings. Directors, or any committee of directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.
Section 3.8    Board of Director Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be made in paper form if the minutes of the Corporation are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board of Directors.
Section 3.9    Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules not inconsistent with the provisions of law for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III of these Bylaws.

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Section 3.10    Reliance upon Records. Every director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.
Section 3.11    Interested Directors. A director who is directly or indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.
Section 3.12    Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
ARTICLE IV
Officers
Section 4.1    Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect a Chairman of the Board from among its members and shall elect a Chief Executive Officer and a Chief Financial Officer. The Board of Directors shall also elect a Secretary and may elect a President, one or more Vice Presidents, and one or more Assistant Secretaries. Any number of offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.
Section 4.2    Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.
Section 4.3    Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.
Section 4.4    Chief Executive Officer. The Chief Executive Officer of the Corporation shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors.
Section 4.5    President. The President, if there be one, shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer and, when so performing, shall have all the powers and be subject to all the restrictions upon the office of Chief Executive Officer.

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Section 4.6    Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation.
Section 4.7    Secretary. In addition to such other duties, if any, as may be assigned to the Secretary by the Board of Directors, the Chairman of the Board or the Chief Executive Officer, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all documents the execution of which under seal is authorized by the Board of Directors; and (v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.
Section 4.8    Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, if there be one, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of such person’s disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.
Section 4.9    Vice Presidents. Except as may be otherwise provided in these Bylaws, Vice Presidents, if there be any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other such title.
Section 4.10    Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.
ARTICLE V
Stock Certificates and Transfers
Section 5.1    Certificated and Uncertificated Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. All certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. A certificate shall be signed by, or in the name of, the Corporation by any two (2) authorized officers of the Corporation and certify the number of shares represented by such certificate.
Section 5.2    Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.
Section 5.3    Lost Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

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Section 5.4    Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock, or by their attorney lawfully constituted in writing, and, in the case of stock represented by a certificate, upon the surrender of the certificate.
Section 5.5    Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.
ARTICLE VI
Notices
Section 6.1    Manner of Notice.
(a)    Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by (i) personal delivery, (ii) depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, (iii) delivering to a company for overnight or second day mail or delivery, (iv) delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, or (v) any other reliable means permitted by applicable law (including, subject to Section 6.1(b), electronic transmission) to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.
(b)    Without limiting the foregoing, any notice to stockholders given by the Corporation pursuant to these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation and shall also be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary of the Corporation, the transfer agent or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by a form of electronic transmission in accordance with these Bylaws shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to the stockholder.
Section 6.2    Dispensation with Notice.
(a)    Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

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(b)    Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.
Section 6.3    Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.
ARTICLE VII
Indemnification
Section 7.1    Right to Indemnification.
(a)    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these Bylaws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware law. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.
(b)    For purposes of this Article VII: (i) any reference to “other enterprise” shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities (“employee benefit plans”); (ii) any reference to “fines”, “penalties”, “liability” and “expenses” shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” for purposes of this Article VII.
Section 7.2    Prepayment of Expenses. The Corporation shall pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VII or otherwise.
Section 7.3    Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

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Section 7.4    Non-Exclusivity of Rights. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Section 7.5    Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.
Section 7.6    Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
ARTICLE VIII
General
Section 8.1    Fiscal year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. Initially, the fiscal year of the Corporation shall end on December 31 of each year.
Section 8.2    Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.
Section 8.3    Definitions.
(a)    For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
(b)    For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(c)    For purposes of these Bylaws, a “qualified representative” of a stockholder shall mean a duly authorized officer, manager or partner of such stockholder or a person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, which writing (or a reliable reproduction thereof) shall be produced at the meeting of stockholders.
(d)    For purposes of these Bylaws, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.
Section 8.4    Amendment of Bylaws. These Bylaws may be altered or repealed, and new Bylaws made, by (a) the majority vote of the whole Board of Directors; provided, however, that a Bylaw duly adopted by the holders of stock representing a majority of the votes which could be cast by the holders of all outstanding stock that prescribes the required vote for the election of directors may not be altered by the Board of Directors; or (b) the stockholders, whether such Bylaws were originally adopted by them or otherwise; provided, however, notwithstanding any other provision of these Bylaws, the Certificate of Incorporation or any provision of law that otherwise might permit a lesser vote or no vote, but in addition to any other affirmative vote of the holders of any particular class or series of stock of the Corporation required by law, the Certificate of Incorporation or these Bylaws, for so long as any person (together with his, her or its affiliates) beneficially owns, in the aggregate, thirty-five percent (35%) or more of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of such outstanding shares, voting together as a single class, shall be required for the stockholders to alter, amend or repeal any provision of these Bylaws (including this sentence).

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EXHIBIT C

IRREVOCABLE CONDITIONAL RESIGNATION FORM

Board of Directors of UCP, Inc.
99 Almaden Boulevard, Suite 400
San Jose, California 95113

Re:    Irrevocable Conditional Resignation as a Director of UCP, Inc. (the “Company”)

In order to effect the declassification of the Company’s Board of Directors (the “Board”), subject to and conditioned upon the prior effectiveness of (a) the filing of an amendment to the Company’s certificate of incorporation with the office of the Secretary of State of the State of Delaware providing that the Board shall cease to be classified as provided in Section 141(d) of the Delaware General Corporation Law and (b) a duly adopted resolution of the Board (and which shall not have been withdrawn, modified or rescinded) providing for the reappointment of each of the undersigned to the Board immediately following the effectiveness of the later of this resignation letter or the filing referred to in clause (a) above (such later time, the “Effective Time”), I hereby irrevocably tender my resignation as a director of the Company, effective as of the Effective Time. Dustin L. Bogue and Peter H. Lori have not executed this resignation because their existing terms as a director expire at the 2018 Annual Meeting of Stockholders.1

Sincerely,

____________________    ____________________
Michael C. Cortney    Keith M. Locker

____________________    ____________________
Eric H. Speron    Kathleen R. Wade

____________________
Maxim C. W. Webb

1 Dustin L. Bogue and Peter H. Lori have not executed this resignation because their existing terms as a director expire at the 2018 Annual Meeting of Stockholders.

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EXHIBIT D

PRESS RELEASE

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UCP ANNOUNCES EXPANSION OF BOARD AND STRENGTHENED CORPORATE GOVERNANCE

San Jose, California, March 30, 2017 UCP, Inc. (NYSE: UCP) together with the Company’s largest shareholder, PICO Holdings, Inc. (NASDAQ: PICO), today announce an agreement to nominate Keith M. Locker to the board of directors. In connection with the addition of Mr. Locker the number of directors on the UCP Board will increase from six to seven members, effective as of immediately prior to the 2017 Annual Meeting of Stockholders of UCP.

Mr. Locker has more than 30 years and $60 billion of major national market experience in real estate finance, private placements, debt and equity capital markets, governance, transaction structuring and risk management. Since May 2003, Mr. Locker has served as CEO and President of Inlet Capital Management, LLC, or Inlet, an investment and asset management firm focused on the commercial real estate industry. Mr. Locker has over 15 years of experience serving on public company boards, including Sunstone Hotel Investors (NYSE: SHO), New York REIT (NYSE: NYRT), The Mills Corporation and Glenborough Realty Trust. Mr. Locker was previously a Managing Director in the Real Estate Investment Banking Divisions at Deutsche Bank Securities, Inc. and Bear, Stearns & Co. Inc. Mr. Locker earned a B.S./B.A. degree from Boston University School of Management in 1983 and an M.B.A. degree from the Wharton School of the University of Pennsylvania in 1988.

Additionally UCP and PICO have agreed to jointly propose amendments to UCP’s charter and bylaws. Under the terms of the agreement, UCP shall include in its Definitive Proxy Statement for the 2017 Annual Meeting the following proposals, among others, to:

•	seek stockholder approval to amend the UCP Charter for the purpose of declassifying the UCP Board,

•
seek stockholder approval to amend the UCP Bylaws for the purpose of providing that a special meeting of stockholders of UCP can be called upon proper written request or requests given by or on behalf of one or more persons who beneficially own at least twenty five percent of the voting power of all outstanding shares of UCP’s Common Stock,

•	seek stockholder approval to amend the UCP Charter to permit stockholders to act by written consent, and

•	provide for the removal of a member of the UCP Board with or without cause by stockholders.

PICO has agreed to vote for three independent directors at all times in connection with the declassification of the UCP board. All of the governance proposals set forth will be subject to a vote and require approval by a majority of the entire voting power of the minority shareholders of UCP. Finally, PICO has withdrawn its advance notice nomination proposals.

Additional proposals and details are provided in the form 8-K filed with the Securities and Exchange Commission on March 30, 2017.

About UCP, Inc.

UCP is a homebuilder and land developer with expertise in residential land acquisition, development and entitlement, as well as home design, construction and sales. UCP operates in the States of California, Washington, North Carolina, South Carolina and Tennessee. UCP designs and builds single-family homes for a variety of lifestyles and budgets through its wholly-owned subsidiary, Benchmark Communities, LLC.

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About PICO Holdings, Inc.

PICO Holdings is a diversified holding company.  Currently, we believe the highest potential return to shareholders is from a return of capital to shareholders.  As we monetize assets, rather than reinvest the proceeds, we intend to return the capital derived therefrom, less any working capital requirements, back to shareholders through a stock repurchase program or by other means such as special dividends taking into effect liquidity requirements, debt covenants and any other contractual and legal restrictions that may exist at the time.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “project,” “goal,” “intend,” “continue” or other similar expressions. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including, but not limited to, those described in the “Risk Factors” section of UCP, Inc.’s most recent Annual Report on Form 10-K, as may be updated from time to time in UCP, Inc.’s periodic filings with the Securities and Exchange Commission (the “SEC”), all of which are available free of charge on the SEC’s website at www.sec.gov.

Any forward-looking statement made by UCP, Inc. herein, or elsewhere, speaks only as of the date on which it was made. New risks and uncertainties come up from time to time, and it is impossible for UCP, Inc. to predict these events or how they may affect it. UCP, Inc. expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find it

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2017 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), filed with the SEC on April 7, 2016. To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain the 2017 Proxy Statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s website (http://www.unioncommunityllc.com).

Contact:

Investor Relations:

Investorrelations@unioncommunityllc.com
408-207-9499 Ext. 476

Media Relations:

Matthew Chudoba
matthew.chudoba@icrinc.com

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